UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2016

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Otter Tail Corporation Credit Agreement

On October 31, 2016, Otter Tail Corporation (the “Company”) entered into an amendment dated as of October 31, 2016 (the “Fourth Amendment to OTC Credit Agreement”) to the Third Amended and Restated Credit Agreement dated as of October 29, 2012, as amended, (the “OTC Credit Agreement”) among the Company, U.S. Bank National Association, as Administrative Agent (the “OTC Agent”) and the banks party thereto from time to time (the “OTC Banks”). The OTC Credit Agreement provides for an unsecured revolving credit facility with a $150 million line of credit that the Company can draw on to refinance certain indebtedness and support the operations of the Company and its subsidiaries, and is described in and filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2012, Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on November 1, 2013, Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on November 4, 2014 and Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on November 3, 2015.

The Fourth Amendment to OTC Credit Agreement was entered into among the Company, the OTC Agent and the OTC Banks to extend the termination date of the facility from October 29, 2020 to October 29, 2021 and to make certain other immaterial changes consistent with provisions in similar agreements. In connection with the Fourth Amendment, the Company has elected to reduce the commitment from $150 million to $130 million. The summary in this Item 1.01 of the material terms of the Fourth Amendment to OTC Credit Agreement is qualified in its entirety by reference to the full text of the Fourth Amendment to OTC Credit Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Amendment of Otter Tail Power Company Credit Agreement

On October 31, 2016, Otter Tail Power Company (“OTP”), a wholly owned subsidiary of the Company, entered into an amendment dated as of October 31, 2016 (the “Fourth Amendment to OTP Credit Agreement”) to the Second Amended and Restated Credit Agreement dated as of October 29, 2012, as amended, (the “OTP Credit Agreement”) among OTP, U.S. Bank National Association, as Administrative Agent (the “OTP Agent”), and the Banks party thereto from time to time (the “OTP Banks”). The OTP Credit Agreement provides for an unsecured revolving credit facility with a $170 million line of credit that OTP can draw on to support the working capital needs and other capital requirements of its operations, and is described in and filed as Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 2, 2012, Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 1, 2013, Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 4, 2014, and Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 3, 2015.

The Fourth Amendment to OTP Credit Agreement was entered into among OTP, the OTP Agent and the OTP Banks to extend the termination date of the facility from October 29, 2020 to October 29, 2021, and to make certain other immaterial changes consistent with provisions in similar agreements. The summary in this Item 1.01 of the material terms of the Fourth Amendment to OTP Credit Agreement is qualified in its entirety by reference to the full text of the Fourth Amendment to OTP Credit Agreement, a copy of which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

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Certain Relationships

Certain of the banks party to one or both of the OTC Credit Agreement and the OTP Credit Agreement and/or their respective affiliates have had, and may in the future have, investment banking and other commercial dealings with the Company, OTP and their other affiliates, for which such banks or their respective affiliates have received and may in the future receive customary compensation. Such dealings have included the following: (i) U.S. Bank, JPMorgan, Bank of America, N.A. (“Bank of America”), and KeyBank National Association (“KeyBank”) are parties to both credit agreements; (ii) J.P. Morgan Securities LLC (“JPMS”), an affiliate of JPMorgan, entered into a Distribution Agreement with the Company on May 11, 2015, pursuant to which the Company may offer and sell its common shares, par value $5.00 per share, from time to time through JPMS, as the Company’s distribution agent for the offer and sale of the shares, up to an aggregate sales price of $75,000,000; (iii) in connection with the offering and sale by the Company of $100,000,000 aggregate principal amount of its 9.000% Notes due 2016 in 2009, JPMS and an affiliate of Bank of America acted as joint book-running managers, an affiliate of U.S. Bank acted as lead manager, and affiliates of Bank of the West (a party to the Otter Tail Credit Agreement), KeyBank and Wells Fargo Bank, National Association (a party to the OTP Credit Agreement) acted as co-managers; (iv) Merrill Lynch, Pierce, Fenner and Smith Incorporated (an affiliate of Bank of America) acted as placement agent in connection with the 2011 issuance by OTP of its 4.63% Senior Unsecured Notes due December 1, 2021; (v) JPMS acted as sole placement agent in connection with a note purchase agreement entered into on August 14, 2013 for the private placement of $60 million aggregate principal amount of OTP’s 4.68% Series A Senior Unsecured Notes due February 27, 2029 and $90 million aggregate principal amount of OTP’s 5.47% Series B Senior Unsecured Notes due February 27, 2044, both issued on February 27, 2014; (vi) KeyBank was the Company’s investment banker in connection with the dispositions of Aevenia, Inc. (closed February 28, 2015) and Foley Company (closed April 30, 2015); (vii) JPMorgan acted as administrative agent and JPMS acted as lead arranger and book arranger in connection with the Term Loan Agreement with the Company entered into on February 5, 2016 for a $50 million unsecured two-year term loan; and (viii) Bank of America Merrill Lynch Incorporated and US Bancorp. Investments, Inc. acted as placement agents in connection with a note purchase agreement entered into on September 23, 2016 for the private placement of $80 million aggregate principal amount of the Company’s 3.55% Guaranteed Senior Notes due December 15, 2026.

Item 2.02	Results of Operations and Financial Condition

On November 2, 2016 Otter Tail Corporation issued a press release concerning consolidated financial results for the third quarter of 2016. A copy of the press release is furnished herewith as Exhibit 99.1.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1	Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of October 31, 2016, among Otter Tail Corporation, U.S. Bank National Association, as Administrative Agent and as a Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each as a Co-Syndication Agent and as a Bank, KeyBank National Association, as Documentation Agent and as a Bank, and Bank of the West as a Bank.

4.2	Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of October 31, 2016, among Otter Tail Power Company, U.S. Bank National Association, as Administrative Agent and as a Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each as a Co-Syndication Agent and as a Bank, KeyBank National Association, as Documentation Agent and as a Bank, CoBank, ACB, as a Co-Documentation Agent and as a Bank, and Wells Fargo Bank, National Association as a Bank.

99.1	Press Release issued November 2, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: November 3, 2016

	By	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description of Exhibit

4.1	Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of October 31, 2016, among Otter Tail Corporation, U.S. Bank National Association, as Administrative Agent and as a Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each as a Co-Syndication Agent and as a Bank, KeyBank National Association, as Documentation Agent and as a Bank, and Bank of the West as a Bank.

4.2	Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of October 31, 2016, among Otter Tail Power Company, U.S. Bank National Association, as Administrative Agent and as a Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each as a Co-Syndication Agent and as a Bank, KeyBank National Association, as Documentation Agent and as a Bank, CoBank, ACB, as a Co-Documentation Agent and as a Bank, and Wells Fargo Bank, National Association as a Bank.

99.1	Press release, issued November 2, 2016